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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)      JANUARY 26, 1998
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                                RAILAMERICA, INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



              0-20618                                 65-0328006
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      (Commission File Number)             (IRS Employer Identification No.)



                           301 YAMATO ROAD, SUITE 1190
                            BOCA RATON, FLORIDA 33431
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code      (561) 994-6015
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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         On January 16, 1998, RailAmerica, Inc. (the "Company") issued a total of 70,352 shares (the "Shares") of its common stock, par value $.001 per share, to the two shareholders of both Fabrex, Inc., a Quebec corporation ("Fabrex"), and its affiliate, Service Remorques Plus, Inc., a Quebec corporation ("Service"), as part of the consideration for the acquisition (the "Acquisition") by the Company's wholly-owned subsidiary, Kalyn/Siebert, Inc., of all of the outstanding stock of Fabrex and Service. The issuance of Shares in connection with the Acquisition was exempt from the registration requirements of
Section 5 of the Securities Act of 1933, as amended, pursuant to Regulation S thereunder. The Shares were issued to non-U.S. persons and the transaction did not involve offers and sales in the United States and otherwise complied with Regulation S. No underwriters or other distributors were involved with the issuance and sale of the Shares.


























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           RAILAMERICA, INC.



Dated:  January 26, 1998                   By: /s/ Donald D. Redfearn
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                                               Donald D. Redfearn
                                               Executive Vice President


























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